                                  EXHIBIT 10.23

                              EMPLOYMENT AGREEMENT

                  AGREEMENT made as of the 5th day of November, 1997 by and between John M. Mount residing at 6685 Miralake Drive, Cincinnati, Ohio 45243 ("Employee"), and Chemed Corporation, a Delaware corporation (Chemed and its subsidiaries referred to as the "Company").
                  WHEREAS, the Company has employed Employee and desires to continue to employ Employee as a senior executive and Employee desires to work for the Company in such capacity on the terms and conditions hereinafter provided;
                  WHEREAS, Employee is a key senior executive of the Company with major responsibilities for planning, directing, coordinating and controlling overall corporate operations;
                  WHEREAS, in such capacity Employee will develop or have access to all or substantially all of the business methods and confidential information relating to the Company, including but not limited to, its financial performance and results, its product formulae, its manufacturing organization and methods, its product research and development policies and programs, its service techniques, its purchasing organization and methods, its sales organization and methods, its pricing of products, its market development and expansion plans, its personnel policies and training and development programs, and its customer and supplier relationships; and franchising programs and franchisee relationships;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
1.  EMPLOYMENT
          Section 1.1  Position and Duties.
          (a) The Company agrees to employ Employee and Employee agrees to work for the Company as a senior executive. Employee shall have such duties and authority as are normally associated with his office. Employee will also serve in such other management capacities as may be mutually agreed upon from time to time. While employed hereunder, Employee shall devote his full time, effort, skill and attention to the affairs of the Company. During the term of his employment hereunder, Employee shall not render any services to any other person that might be in competition with the Company or any of its subsidiaries or affiliates or in conflict with his position as a senior executive of the Company or his duty of undivided loyalty to the Company. Section 1.2 Term. Unless sooner terminated in accordance with the provisions hereof, the term of employment shall commence on November 5, 1997 and shall continue until November 5, 2000. 2. COMPENSATION Section 2.1 Base Salary. While employed hereunder the Company shall pay Employee a base salary of $200,000 per annum or such higher amount or amounts as the Company may from time to time approve. The base salary shall be due and payable at the same times and intervals at which salary payments are made to other senior executives.

          Section 2.2 Incentive Compensation. Employee will be entitled to participate in all incentive compensation and bonus plans as such have been maintained by the Company for its senior executives generally. The Employee's annual incentive compensation will be payable, with respect to each calendar year, on or before February 10 in the following year.
          Section 2.3 Employee Benefits. Employee shall be entitled to participate in and receive rights and benefits under those "fringe" benefit plans which Service America Systems, Inc. provides for its headquarters executives generally, which at the present time include:
           Deferred Compensation Plan
           Cafeteria Plan
           Flexible Spending Plan (Reimbursement Account)
           Group Health Insurance
           Group Term Life and AD&D Insurance
           Stock Incentive Plans
           Long-Term Disability Insurance
           Voluntary Group Accident Insurance
           Business Travel Accident Insurance
           Tuition Reimbursement Program
           Optional Term Life Insurance
Employee's participation in such plans will be in accordance with and subject to the terms and provisions thereof.
           Section 2.4 Pension. Employee will be eligible to participate in the Service America Systems, Inc.'s Retirement and Savings Plan

("Retirement Plan") and in the Excess Benefit Plan in accordance with and subject to their respective provisions.
          Section 2.5  Miscellaneous.
                   (a) Company will pay or reimburse Employee for his reasonable business expenses in accordance with Company policies.
                   (b) Employee will be entitled to paid vacation in accordance with current Company policy. Employee will be entitled to payment for unused vacation time in accordance with Company policy.
                   (c) Subject to Section 1.1(a) of this Agreement, compliance with applicable laws relating to interlocking directorships, the Company's policies on conflicts of interest and improper payments and accounting records contained in a statement entitled "Policies on Business Ethics" and to any other current applicable Company policy, during the term of Employee's employment hereunder, Employee will be permitted to accept election, and to serve as, a director of other entities. Employee will be permitted to retain all fees and other benefits resulting from his service as a director of any such entity.
                   (d) The Company shall promptly pay upon demand any reasonable legal fees incurred by Employee in connection with any enforcement of his rights under this Agreement.
3.  TERMINATION.
          Section 3.1 Termination of Employment. The employment of Employee shall terminate prior to the expiration of the term specified in Section 1.2 upon the occurrence of either of the following prior to such time:

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



          (a)  The death of Employee;
          (b) The termination by the Company of Employee's employment for Cause pursuant to Section 3.2.
          The termination by the Company of Employee's employment hereunder for any reason other than those specified in paragraphs (a) and (b) above shall hereinafter be referred to as a termination "Without Cause". Any disability of an Employee shall not be grounds for termination.
          Section 3.2 For Cause. The Company may, at any time by written notice to the Employee, terminate his services hereunder for Cause. Such notice shall specify the event or events and the actions or failure to act constituting Cause. The term "Cause", as used herein, shall mean and be limited to the occurrence of one or more of the following events:
          (a) His conviction, by a court of competent jurisdiction, of a felony, which through lapse of time or otherwise is not subject to appeal;
          (b) His commission of an act of fraud upon, or an act evidencing material dishonesty toward, the Company; or
          (c) Any willful failure by him to observe or perform his material agreements herein contained.

          If the basis for discharge is pursuant to paragraph (c) above, Employee shall have thirty (30) days from his receipt of the notice of termination for Cause to cure the actions or failure to act specified in such notice and, in the event of any such cure within such period, such conduct shall not constitute Cause hereunder.

           Section 3.3  Consequences of Termination.
          (a) If Employee's employment hereunder shall terminate pursuant to any of the provisions of this Article 3, his base salary and incentive compensation referred to in Sections 2.1 and 2.2 shall cease to accrue forthwith.
          (b) If the Company shall terminate Employee's employment hereunder Without Cause, the Company shall pay Employee monthly severance payments at an annual rate equal to 150% of the sum of (i) the Employee's then current base salary plus (ii) the amount of the annual incentive bonus most recently paid or approved to be paid to Employee in respect of the previous year, plus (iii) the fair market value of all shares of Chemed Corporation capital stock subject to stock awards granted to Employee under one or more stock incentive plans of Chemed Corporation which have vested during the 12 months prior to the Employee's termination, such fair market value to be determined as of the date of vesting of any such shares. Such monthly severance payments shall be made for a period equal to the balance of the term of employment provided for in
Section 1.2.
          (c) In the event that Employee's employment hereunder shall terminate pursuant to any of the provisions of this Article 3, the rights of Employee under any incentive compensation plan referred to in Section 2.2, under the executive or employee benefit plans or arrangements referred to in Section 2.3 and Section 2.4 or otherwise, shall be determined in accordance with the terms and provisions of such plans, arrangements and options applicable to an employee whose employment has terminated in the manner that occurred, except that a termination Without Cause shall be treated as a retirement under a retirement plan of the Company for the purposes of the Company stock incentive plans.
4.  OTHER COVENANTS OF EMPLOYEE.
          Section 4.1 Employee shall have no right, title or interest in any reports, studies, memoranda, correspondence, manuals, records, plans, or other written, printed or otherwise recorded materials of any kind belonging to or in the possession of the Company or its subsidiaries, or in any copies, pictures, duplicates, facsimiles or other reproductions, recordings, abstracts or summaries thereof and Employee will promptly surrender to the Company any such materials (other than materials which have been published or otherwise have lawfully been made available to the public generally) in his possession upon the termination of his employment or any time prior thereto upon request of the Company.
          Section 4.2 Without the prior written consent of the Company, Employee shall not at any time (whether during or after his employment with the Company) use for his own benefit or purposes or for the benefit or purposes of any other person, firm, partnership, association, corporation or business organization, entity or enterprise, or disclose (except in the performance of his duties hereunder) in any manner to any person, firm, partnership, association, corporation or business organization, entity or enterprise, any trade secret, or other confidential or proprietary information, data, know-how or knowledge (including, but not limited to, that relating to financial policies, product composition, manufacturing organization and methods, research and development policies and programs, service techniques, purchasing organization and methods, sales organization and methods, product pricing, market development and expansion plans, personnel policies and training and development programs, customer and supplier relationships, and franchising programs and franchisee relationships) belonging to, or relating to the affairs of, the Company or its subsidiaries.
          Section 4.3 Employee shall promptly disclose to the Company (and to no one else) all improvements, discoveries and inventions that may be of significance to the Company or its subsidiaries made or conceived alone or in conjunction with others (whether or not patentable, whether or not made or conceived at the request of or upon the suggestion of the Company during or out of his usual hours of work or in or about the premises of the Company or elsewhere) while in the employ of the Company, or made or conceived within six months after the termination of his employment by the Company, if resulting from, suggested by or relating to such employment. All such improvements, discoveries and inventions shall, to the extent that they are patentable, be the sole and exclusive property of the Company and are hereby assigned to the Company. At the request of the Company and at its cost and without liability to Employee, Employee shall assist the Company, or any person or persons from time to time designated by it, in obtaining the grant of patents in the United States and/or in such other country or countries as may be designated by the Company covering such improvements, discoveries and inventions and shall in connection therewith execute such applications, statements or other documents, furnish such information and data and take all such other action (including, but not limited to, the giving of testimony) as the Company may from time to time request.
          Section 4.4 The obligations of Employee set forth in this Article 4 are in addition to and not in limitation of any obligations which would otherwise exist as a matter of law. The provisions of this Article 4 shall survive the termination of Employee's employment hereunder.
5.  CERTAIN REMEDIES
          Section 5.1 Breach by the Company. In the event that the Company shall fail, in any material respect, to observe and perform its obligations hereunder, the Employee may give written notice to the Company specifying the nature of such failure. If within thirty (30) days after its receipt of such notice the Company shall not have remedied such failure, the Employee shall have the right and option to treat such failure as termination of his employment by the Company Without Cause, to cease rendering services hereunder and thereafter to receive the severance benefits and have the other rights and obligations provided for in
Article 3 hereof in the case of a termination by the Company Without Cause. The parties agree that a material breach by the Company for purposes of this ss.5.1 shall include, but not be limited to, a material reduction in Employee's title, authority or responsibilities from those he was exercising on the date of execution of this Agreement. The remedy provided for in this Section 5.1 shall be in addition to and not in limitation of any other remedies which would otherwise exist as a matter of law.
          Section 5.2 Breach by the Employee. Employee acknowledges and agrees that the Company's remedy at law for any breach of any of Employee's obligations under Sections 1.1(a), 4.1, 4.2 and 4.3 would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any proceeding that may be brought to enforce any provision of any such sections, without the necessity of proof of actual damage.
6.  GENERAL PROVISIONS
          Section 6.1 Representations and Warranties. Employee represents and warrants to the Company that he is free to enter into the agreement and that he has no prior or other obligations or commitments of any kind to anyone that would in any way hinder or interfere with his acceptance of, or the full, uninhibited and faithful performance of, his employment hereunder or the exercise of his best efforts as an employee of the Company.
          Section 6.2 Understandings; Amendments. Except as otherwise provided herein, this Agreement sets forth the entire agreement and understanding of the parties concerning the subject matter hereof and supersedes all prior agreements, arrangements and understandings between Employee and the Company concerning such subject matter. No representation, promise, inducement or statement of intention has been made by or on behalf of either party hereto that is not set forth in this Agreement or the documents referred to herein. This Agreement may not be amended or modified except by a written instrument specifically referring to this agreement executed by the parties hereto.
          Section 6.3 Notices.
          (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and may either be delivered personally to the addressee or be mailed, registered mail, postage prepaid, as follows:

          If to the Company:

                Chemed Corporation
                2600 Chemed Center
                Cincinnati, OH  45202
                Attn:  President

          with a copy to:

                Secretary
                Chemed Corporation
                2600 Chemed Center
                Cincinnati, OH  45202

          If to Employee:

                6685 Miralake Drive
                Cincinnati, Ohio 45243

          (b) Either party may change the address to which any such notices or communications are to be directed to it by giving written notice to the other party in the manner provided in the preceding paragraph (a).
          Section 6.4 Assignments; Binding Effect.
          (a) Employee acknowledges that the services to be rendered by him are unique and personal. Accordingly, Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement. This Agreement shall be binding upon, and to the extent herein permitted shall inure to the benefit of, Employee's heirs, legatees and legal representatives.
          (b) The Company may not assign this Agreement or its rights hereunder except to a successor of all or substantially all of the business and assets of the Company. This Agreement shall be binding upon, and shall inure to the benefit of, the Company's successors and permitted assigns.
          Section 6.5 Waivers. The failure of either party hereto at any time or from time to time to require performance of any of the other party's obligations under this agreement shall in no manner affect the right to enforce any provision of this Agreement at a subsequent time, and the waiver of any rights arising out of any breach shall not be construed as a waiver of any rights arising out of any subsequent breach.
          Section 6.6 Severance Plans. Amounts paid hereunder are in addition to any amounts payable under the Company severance plans, without offset or reduction.
          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written hereinabove.

                                       CHEMED CORPORATION


                                       By: /s/ Kevin J. McNamara
                                           ----------------------------
                                           Kevin J. McNamara, President



                                       EMPLOYEE

                                       /s/ John M. Mount
                                       --------------------------------

                                  EXHIBIT 10.23

                              EMPLOYMENT AGREEMENT

                  AGREEMENT made as of the 5th day of November, 1997 by and between Walter L. Krebs residing at 2495 Legends Way, Crestview Hills, Kentucky 41017 ("Employee"), and Chemed Corporation, a Delaware corporation (Chemed and its subsidiaries referred to as Company").
                  WHEREAS, the Company has employed Employee and desires to continue to employ Employee as a senior executive and Employee desires to work for the Company in such capacity on the terms and conditions hereinafter provided;
                  WHEREAS, Employee is a key senior executive of the Company with major responsibilities for planning, directing, coordinating and controlling overall corporate operations;
                  WHEREAS, in such capacity Employee will develop or have access to all or substantially all of the business methods and confidential information relating to the Company, including but not limited to, its financial performance and results, its product formulae, its manufacturing organization and methods, its product research and development policies and programs, its service techniques, its purchasing organization and methods, its sales organization and methods, its pricing of products, its market development and expansion plans, its personnel policies and training and development programs, and its customer and supplier relationships; and franchising programs and franchisee relationships;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
1.  EMPLOYMENT
          Section 1.1  Position and Duties.
          (a) The Company agrees to employ Employee and Employee agrees to work for the Company as a senior executive. Employee shall have such duties and authority as are normally associated with his office. Employee will also serve in such other management capacities as may be mutually agreed upon from time to time. While employed hereunder, Employee shall devote his full time, effort, skill and attention to the affairs of the Company. During the term of his employment hereunder, Employee shall not render any services to any other person that might be in competition with the Company or any of its subsidiaries or affiliates or in conflict with his position as a senior executive of the Company or his duty of undivided loyalty to the Company.
          Section 1.2 Term. Unless sooner terminated in accordance with the provisions hereof, the term of employment shall commence on November 5, 1997 and shall continue until November 5, 2000.

2.  COMPENSATION
          Section 2.1 Base Salary. While employed hereunder the Company shall pay Employee a base salary of $130,000 per annum or such higher amount or amounts as the Company may from time to time approve. The base salary shall be due and payable at the same times and intervals at which salary payments are made to other senior executives.
          Section 2.2 Incentive Compensation. Employee will be entitled to participate in all incentive compensation and bonus plans as such have been maintained by the Company for its senior executives generally. The Employee's annual incentive compensation will be payable, with respect to each calendar year, on or before February 10 in the following year.
          Section 2.3 Employee Benefits. Employee shall be entitled to participate in and receive rights and benefits under those "fringe" benefit plans which Service America Systems, Inc. provides for its headquarters executives generally, which at the present time include:

           Deferred Compensation Plan
           Cafeteria Plan
           Flexible Spending Plan (Reimbursement Account)
           Group Health Insurance
           Group Term Life and AD&D Insurance
           Stock Incentive Plans
           Long-Term Disability Insurance
           Voluntary Group Accident Insurance
           Business Travel Accident Insurance
           Tuition Reimbursement Program
           Optional Term Life Insurance

Employee's participation in such plans will be in accordance with and subject to the terms and provisions thereof.

          Section 2.4 Pension. Employee will be eligible to participate in the Service America System, Inc.'s Retirement and Savings Plan ("Retirement Plan") and in the Excess Benefit Plan in accordance with and subject to their respective provisions.
          Section 2.5 Miscellaneous.
          (a) Company will pay or reimburse Employee for his reasonable business expenses in accordance with Company policies.
          (b) Employee will be entitled to paid vacation in accordance with current Company policy. Employee will be entitled to payment for unused vacation time in accordance with Company policy.
          (c) Subject to Section 1.1(a) of this Agreement, compliance with applicable laws relating to interlocking directorships, the Company's policies on conflicts of interest and improper payments and accounting records contained in a statement entitled "Policies on Business Ethics" and to any other current applicable Company policy, during the term of Employee's employment hereunder, Employee will be permitted to accept election, and to serve as, a director of other entities. Employee will be permitted to retain all fees and other benefits resulting from his service as a director of any such entity.
          (d) The Company shall promptly pay upon demand any reasonable legal fees incurred by Employee in connection with any enforcement of his rights under this Agreement.
3.  TERMINATION.
          Section 3.1 Termination of Employment. The employment of Employee shall terminate prior to the expiration of the term specified in Section 1.2 upon the occurrence of either of the following prior to such time:

          (a) The death of Employee;

          (b) The termination by the Company of Employee's employment for Cause pursuant to Section 3.2.
          The termination by the Company of Employee's employment hereunder for any reason other than those specified in paragraphs (a) and (b) above shall hereinafter be referred to as a termination "Without Cause". Any disability of an Employee shall not be grounds for termination.
          Section 3.2 For Cause. The Company may, at any time by written notice to the Employee, terminate his services hereunder for Cause. Such notice shall specify the event or events and the actions or failure to act constituting Cause. The term "Cause", as used herein, shall mean and be limited to the occurrence of one or more of the following events:
          (a) His conviction, by a court of competent jurisdiction, of a felony, which through lapse of time or otherwise is not subject to appeal;
          (b) His commission of an act of fraud upon, or an act evidencing material dishonesty toward, the Company; or
          (c) Any willful failure by him to observe or perform his material agreements herein contained.
          If the basis for discharge is pursuant to paragraph (c) above, Employee shall have thirty (30) days from his receipt of the notice of termination for Cause to cure the actions or failure to act specified in such notice and, in the event of any such cure within such period, such conduct shall not constitute Cause hereunder.
          Section 3.3 Consequences of Termination.
          (a) If Employee's employment hereunder shall terminate pursuant to any of the provisions of this Article 3, his base salary and incentive compensation referred to in Sections 2.1 and 2.2 shall cease to accrue forthwith.
          (b) If the Company shall terminate Employee's employment hereunder Without Cause, the Company shall pay Employee monthly severance payments at an annual rate equal to 150% of the sum of (i) the Employee's then current base salary plus (ii) the amount of the annual incentive bonus most recently paid or approved to be paid to Employee in respect of the previous year, plus (iii) the fair market value of all shares of Chemed Corporation capital stock subject to stock awards granted to Employee under one or more stock incentive plans of Chemed Corporation which have vested during the 12 months prior to the Employee's termination, such fair market value to be determined as of the date of vesting of any such shares. Such monthly severance payments shall be made for a period equal to the balance of the term of employment provided for in Section 1.2.
          (c) In the event that Employee's employment hereunder shall terminate pursuant to any of the provisions of this Article 3, the rights of Employee under any incentive compensation plan referred to in Section 2.2, under the executive or employee benefit plans or arrangements referred to in Section 2.3 and Section 2.4 or otherwise, shall be determined in accordance with the terms and provisions of such plans, arrangements and options applicable to an employee whose employment has terminated in the manner that occurred, except that a termination Without Cause shall be treated as a retirement under a retirement plan of the Company for the purposes of the Company stock incentive plans.
4.  OTHER COVENANTS OF EMPLOYEE.
          Section 4.1 Employee shall have no right, title or interest in any reports, studies, memoranda, correspondence, manuals, records, plans, or other written, printed or otherwise recorded materials of any kind belonging to or in the possession of the Company or its subsidiaries, or in any copies, pictures, duplicates, facsimiles or other reproductions, recordings, abstracts or summaries thereof and Employee will promptly surrender to the Company any such materials (other than materials which have been published or otherwise have lawfully been made available to the public generally) in his possession upon the termination of his employment or any time prior thereto upon request of the Company.
          Section 4.2 Without the prior written consent of the Company, Employee shall not at any time (whether during or after his employment with the Company) use for his own benefit or purposes or for the benefit or purposes of any other person, firm, partnership, association, corporation or business organization, entity or enterprise, or disclose (except in the performance of his duties hereunder) in any manner to any person, firm, partnership, association, corporation or business organization, entity or enterprise, in any manner to any person, firm, partnership, association, corporation or business organization, entity or enterprise, any trade secret, or other confidential or proprietary information, data, know-how or knowledge (including, but not limited to, that relating to financial policies, product composition, manufacturing organization and methods, research and development policies and programs, service techniques, purchasing organization and methods, sales organization and methods, product pricing, market development and expansion plans, personnel policies and training and development programs, customer and supplier relationships, and franchising programs and franchisee relationships) belonging to, or relating to the affairs of, the Company or its subsidiaries.
Section 4.3 Employee shall promptly disclose to the Company (and to no one else) all improvements, discoveries and inventions that may be of significance to the Company or its subsidiaries made or conceived alone or in conjunction with others (whether or not patentable, whether or not made or conceived at the request of or upon the suggestion of the Company during or out of his usual hours of work or in or about the premises of the Company or elsewhere) while in the employ of the Company, or made or conceived within six months after the termination of his employment by the Company, if resulting from, suggested by or relating to such employment. All such improvements, discoveries and inventions shall, to the extent that they are patentable, be the sole and exclusive property of the Company and are hereby assigned to the Company. At the request of the Company and at its cost and without liability to Employee,

Employee shall assist the Company, or any person or persons from time to time designated by it, in obtaining the grant of patents in the United States and/or in such other country or countries as may be designated by the Company covering such improvements, discoveries and inventions and shall in connection therewith execute such applications, statements or other documents, furnish such information and data and take all such other action (including, but not limited to, the giving of testimony) as the Company may from time to time request.
         Section 4.4 The obligations of Employee set forth in this Article 4 are in addition to and not in limitation of any obligations which would otherwise exist as a matter of law. The provisions of this Article 4 shall survive the termination of Employee's employment hereunder.

5.  CERTAIN REMEDIES
         Section 5.1 Breach by the Company. In the event that the Company shall fail, in any material respect, to observe and perform its obligations hereunder, the Employee may give written notice to the Company specifying the nature of such failure. If within thirty (30) days after its receipt of such notice the Company shall not have remedied such failure, the Employee shall have the right and option to treat such failure as termination of his employment by the Company Without Cause, to cease rendering services hereunder and thereafter to receive the severance benefits and have the other rights and obligations provided for in
Article 3 hereof in the case of a termination by the Company Without Cause. The parties agree that a material breach by the Company for purposes of this
Section 5.1
shall include, but not be limited to, a material reduction in Employee's title, authority or responsibilities from those he was exercising on the date of execution of this Agreement. The remedy provided for in this Section 5.1 shall be in addition to and not in limitation of any other remedies which would otherwise exist as a matter of law.
          Section 5.2 Breach by the Employee. Employee acknowledges and agrees that the Company's remedy at law for any breach of any of Employee's obligations under Sections 1.1(a), 4.1, 4.2 and 4.3 would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any proceeding that may be brought to enforce any provision of any such sections, without the necessity of proof of actual damage.
6.  GENERAL PROVISIONS
          Section 6.1 Representations and Warranties. Employee represents and warrants to the Company that he is free to enter into the agreement and that he has no prior or other obligations or commitments of any kind to anyone that would in any way hinder or interfere with his acceptance of, or the full, uninhibited and faithful performance of, his employment hereunder or the exercise of his best efforts as an employee of the Company.
          Section 6.2 Understandings; Amendments. Except as otherwise provided herein, this Agreement sets forth the entire agreement and understanding of the parties concerning the subject matter hereof and supersedes all prior agreements, arrangements and understandings between Employee and the Company concerning such subject matter. No representation, promise, inducement or statement of intention has been made by or on behalf of either party hereto that is not set forth in this Agreement or the documents referred to herein. This Agreement may not be amended or modified except by a written instrument specifically referring to this Agreement executed by the parties hereto.
          Section 6.3 Notices.
          (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and may either be delivered personally to the addressee or be mailed, registered mail, postage prepaid, as follows:

          If to the Company:

                Chemed Corporation
                2600 Chemed Center
                Cincinnati, OH  45202
                Attn:  President

          with a copy to:

                Secretary
                Chemed Corporation
                2600 Chemed Center
                Cincinnati, OH  45202

          If to Employee:

                2495 Legends Way
                Crestview Hills, Kentucky 41017

          (b) Either party may change the address to which any such notices or communications are to be directed to it by giving written notice to the other party in the manner provided in the preceding paragraph (a).
          Section 6.4 Assignments; Binding Effect.
          (a) Employee acknowledges that the services to be rendered by him are unique and personal. Accordingly, Employee may

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not assign any of his rights or delegate any of his duties or obligations under this Agreement. This Agreement shall be binding upon, and to the extent herein permitted shall inure to the benefit of, Employee's heirs, legatees and legal representatives.
          (b) The Company may not assign this Agreement or its rights hereunder except to a successor of all or substantially all of the business and assets of the Company. This Agreement shall be binding upon, and shall inure to the benefit of, the Company's successors and permitted assigns.
          Section 6.5 Waivers. The failure of either party hereto at any time or from time to time to require performance of any of the other party's obligations under this agreement shall in no manner affect the right to enforce any provision of this Agreement at a subsequent time, and the waiver of any rights arising out of any breach shall not be construed as a waiver of any rights arising out of any subsequent breach.
          Section 6.6 Severance Plans. Amounts paid hereunder are in addition to any amounts payable under the Company severance plans, without offset or reduction.
          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written hereinabove.

                                      CHEMED CORPORATION


                                       By: /s/ Kevin J. McNamara
                                           ----------------------------
                                           Kevin J. McNamara, President


                                       EMPLOYEE


                                           /s/ Walter L. Krebs
                                           ----------------------------


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